                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 3
                    TO REGISTRATION STATEMENT NO. 333-149953

                                       ON

                                    FORM S-1

                                      UNDER

                           THE SECURITIES ACT OF 1933

                       RiverSource Life Insurance Company
             (Exact name of registrant as specified in its charter)

                                    Minnesota
         (State or other jurisdiction of incorporation or organization)

                                   41-0823832
                      (I.R.S. Employer Identification No.)

            70100 Ameriprise Financial Center, Minneapolis, MN 55474
                                 (800) 862-7919
   (Address,including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                Rodney J. Vessels
                       RiverSource Life Insurance Company
         50605 Ameriprise Financial Center, Minneapolis, Minnesota 55474
                                 (612) 671-2237
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

Approximate date of commencement of proposed sale to the public: July 19, 2010 or as soon as practicable after the effective date of the Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. [X]

Pursuant to Rule 429 under the Securities Exchange Act of 1934 the prospectuses to be filed herein also relate to and will constitute upon effectiveness a Post-Effective Amendment to Securities Act Registration Statement Nos. 033-28976 and 333-114888.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

This Post-Effective Amendment No. 3 to Registration Statement No. 333-149953 is not intended to supersede Post-Effective Amendment No. 2 to Registration Statement No. 333-149953, filed on or about April 28, 2010.

                         Calculation of Registration Fee

                                                    PROPOSED MAXIMUM   PROPOSED MAXIMUM     AMOUNT OF
 TITLE OF EACH CLASS OF SECURITIES   AMOUNT TO BE    OFFERING PRICE       AGGREGATE       REGISTRATION
          TO BE REGISTERED            REGISTERED        PER UNIT        OFFERING PRICE         FEE*
----------------------------------   ------------   ----------------   ----------------   ------------
Interests in market                       $0                                                  $0**
value adjusted annuity
contracts and accounts
of RiverSource Retirement
Advisor Advantage Plus
Variable Annuity,
RiverSource Retirement
Advisor Select Plus
Variable Annuity,
RiverSource Retirement
Advisor 4 Advantage
Variable Annuity,
RiverSource Retirement
Advisor 4 Select Variable
Annuity, RiverSource
Retirement Advisor 4 Access
Variable Annuity,
RiverSource
RAVA 5 Advantage
Variable Annuity,
RiverSource RAVA 5 Select Variable
Annuity and RiverSource
RAVA 5 Access
Variable Annuity and
RiverSource Guaranteed
Term Annuity.

* The proposed aggregate offering price is estimated solely for determining the registration fee. The amount being registered and the proposed maximum offering price per unit are not applicable since these securities are not issued in predetermined amounts or units.

** The difference between the $300,000,000 of securities registered on Securities Act Registration Statement No. 033-28976 (for which a registration fee of $60,000 was paid) and the $250,000,000 of securities registered on Securities Act Registration Statement No. 333-114888 (for which a registration fee of $31,675 was paid), and the dollar amount of securities sold thereunder, is carried forward on this Registration Statement pursuant to Rule 429 of the Securities Act.

                                     PART I.

                       INFORMATION REQUIRED IN PROSPECTUS

The prospectus for RiverSource RAVA 5 Advantage Variable Annuity, RiverSource RAVA 5 Select Variable Annuity and RiverSource

RAVA 5 Access Variable Annuity is incorporated by reference from Part A of Post-Effective Amendment No. 61 to Registration Statement No. 333-79311, filed on or about July 12, 2010.

                                    PART II.

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13. Other Expenses of Issuance and Distribution

The expenses of the issuance and distribution of the interests in the RiverSource Account MGA of RiverSource Life Insurance Company to be registered, other than commissions on sales of the Contracts, are to be borne by the registrant.

Item 14. Indemnification of Directors and Officers

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 15. Recent Sales of Unregistered Securities

Not Applicable.

Item 16. (A) Exhibits

     1. Form of Principal Underwriter Agreement for RiverSource Life Insurance Company Variable Annuities and Variable Life Insurance filed electronically as
Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

     2.1 Articles of Merger of IDS Life Insurance Company and American Enterprise Life Insurance Company dated March 16, 2006, filed electronically as
Exhibit 2.1 to Post-Effective Amendment No. 8 to Registration Statement No. 333-114888, is incorporated by reference.

     2.2 Articles of Merger of IDS Life Insurance Company and American Partners Life Insurance Company dated March 17, 2006, filed electronically as Exhibit 2.2 to the Initial Registration Statement on Form S-1 for RiverSource Life Insurance Company, is incorporated by reference.

     3.1 Copy of Certificate of Incorporation of IDS Life Insurance Company filed electronically as Exhibit 3.1 to Post-Effective Amendment No. 5 to Registration Statement No. 33-28976 is incorporated herein by reference.

     3.2 Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

     3.3 Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

     3.4 Copy of Resolution of the Board of Directors of IDS Life Insurance Company, dated May 5, 1989, establishing IDS Life Account MGA filed electronically as Exhibit 3.3 to Post-Effective Amendment No. 5 to Registration Statement No. 33-28976 is incorporated herein by reference.

     3.5 Unanimous Written Consent of the Board of Directors In Lieu of a Meeting for IDS Life Insurance Company, adopted Dec. 8, 2006 for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding filed electronically as Exhibit 27(a)(6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

     4.1 Copy of Non-tax qualified Group Annuity Contract, Form 30363C, filed electronically as Exhibit 4.1 to Post-Effective Amendment No. 5 to Registration Statement No. 33-28976 is incorporated herein by reference.

     4.2 Copy of Non-tax qualified Group Annuity Certificate, Form 30360C, filed electronically as Exhibit 4.2 to Post-Effective Amendment No. 5 to Registration Statement No. 33-28976 is incorporated herein by reference.

     4.3 Copy of Endorsement No. 30340C-GP to the Group Annuity Contract filed electronically as Exhibit 4.3 to Post-Effective Amendment No. 5 to Registration Statement No. 33-28976 is incorporated herein by reference.

     4.4 Copy of Endorsement No. 30340C to the Group Annuity Certificate filed electronically as Exhibit 4.4 to Post-Effective Amendment No. 5 to Registration Statement No. 33-28976 is incorporated herein by reference.

     4.5 Copy of Tax qualified Group Annuity Contract, Form 30369C, filed electronically as Exhibit 4.5 to Post-Effective Amendment No. 10 to Registration Statement No. 33-28976 is incorporated herein by reference.

     4.6 Copy of Tax qualified Group Annuity Certificate, Form 30368C, filed electronically as Exhibit 4.6 to Post-Effective Amendment No. 10 to Registration Statement No. 33-28976 is incorporated herein by reference.

     4.7 Copy of Group IRA Annuity Contract, Form 30372C, filed electronically as Exhibit 4.7 to Post-Effective Amendment No. 10 to Registration Statement No. 33-28976 is incorporated herein by reference.

     4.8 Copy of Group IRA Annuity Certificate, Form 30371C, filed electronically as Exhibit 4.8 to Post-Effective Amendment No. 10 to Registration Statement No. 33-28976 is incorporated herein by reference.

     4.9 Copy of Non-tax qualified Individual Annuity Contract, Form 30365D, filed electronically as Exhibit 4.9 to Post-Effective Amendment No. 10 to Registration Statement No. 33-28976 is incorporated herein by reference.

     4.10 Copy of Endorsement No. 30379 to the Individual Annuity Contract, filed electronically as Exhibit 4.10 to Post-Effective

Amendment No. 10 to Registration Statement No. 33-28976 is incorporated herein by reference.

     4.11 Copy of Tax qualified Individual Annuity Contract, Form 30370C, filed electronically as Exhibit 4.11 to Post-Effective Amendment No. 10 to Registration Statement No. 33-28976 is incorporated herein by reference.

     4.12 Copy of Individual IRA Annuity Contract, Form 30373C, filed electronically as Exhibit 4.12 to Post-Effective Amendment No. 10 to Registration Statement No. 33-28976 is incorporated herein by reference.

     4.13 Copy of Endorsement No. 33007 filed electronically as Exhibit 4.13 to Post-Effective Amendment No. 12 to Registration Statement No. 33-28976 is incorporated herein by reference.

     4.14 Form of Traditional IRA or SEP-IRA Annuity Endorsement (form 131061) filed electronically as Exhibit 4.14 to Post-Effective Amendment No. 17 to Registration Statement No. 33-28976 is incorporated herein by reference.

     4.15 Form of Roth IRA Annuity Endorsement (form 131062) filed electronically as Exhibit 4.15 to Post-Effective Amendment No. 17 to Registration Statement No. 33-28976 is incorporated herein by reference.

     4.16 Form of Simple IRA Annuity Endorsement (form 131063) filed electronically as Exhibit 4.13 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated by reference.

     4.17 Form of TSA Endorsement (form 131068), filed electronically as Exhibit
4.17 to Post-Effective Amendment No. 2 to Registration Statement No. 333-79311, is incorporated by reference.

     4.18 Form of Deferred Annuity Contract for Retirement Advisor Advantage Plus (form 1043A) filed electronically as Exhibit 4.15 to IDS Life Variable Account 10 Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

     4.19 Form of Deferred Annuity Contract for Retirement Advisor Select Plus (form 131041A) filed electronically as Exhibit 4.16 to IDS Life Variable Account 10 Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

     4.20 Form of Guarantee Period Accounts Rider filed electronically as
Exhibit 4.24 to IDS Life Variable Account 10 Post-Effective Amendment No. 25 to Registration Statement No. 333-79311, filed on or about June 2, 2004, is incorporated by reference.

     4.21 Form of Deferred Annuity Contract for RiverSource Retirement Advisor 4 Advantage (form 131101) filed electronically as Exhibit 4.17 to IDS Life Variable Account 10 Post-Effective Amendment No. 40 to Registration Statement No. 333-79311, filed on or about June 5, 2006, is incorporated by reference.

     4.22 Form of Deferred Annuity Contract for RiverSource Retirement Advisor 4 Select Variable Annuity (form 131102) filed electronically as Exhibit 4.18 to IDS Life Variable Account 10 Post-

Effective Amendment No. 40 to Registration Statement No. 333-79311, filed on or about June 5, 2006 is incorporated by reference.

     4.23 Form of Deferred Annuity Contract for RiverSource Retirement Advisor Access Variable Annuity (form 131103) filed electronically as Exhibit 4.19 to IDS Life Variable Account 10 Post-Effective Amendment No. 40 to Registration Statement No. 333-79311, filed on or about June 5, 2006 is incorporated by reference.

     4.24 Form of Deferred Annuity Contract for RAVA 5 Advantage and data pages filed electronically as Exhibit 4.19 to RiverSource Life Variable Account 10 Post-Effective Amendment No. 61 to Registration Statement No. 333-79311, filed on or about July 12 is incorporated by reference.

     4.25 Form of Deferred Annuity Contract for RAVA 5 Select and data pages filed electronically as Exhibit 4.19 to RiverSource Life Variable Account 10 Post-Effective Amendment No. 61 to Registration Statement No. 333-79311, filed on or about July 12 is incorporated by reference.

     4.26 Form of Deferred Annuity Contract for RAVA 5 Access and data pages filed electronically as Exhibit 4.19 to RiverSource Life Variable Account 10 Post-Effective Amendment No. 61 to Registration Statement No. 333-79311, filed on or about July 12 is incorporated by reference.

     5. Opinion of Counsel regarding legality of Contracts is filed electronically herewith.

     6.-20. Not Applicable.

     21. Copy of List of Subsidiaries filed electronically as Exhibit 22 to Post-Effective Amendment No. 8 to Registration Statement No. 33-28976 is incorporated herein by reference.

     22. Not Applicable.

     23. Consent of Independent Registered Public Accounting Firm filed electronically herewith.

     24. Power of Attorney to sign the Registration Statement and Amendments to this Registration Statement, dated Oct. 22, 2008 filed electronically as Exhibit
13. to Post-Effective Amendment No. 53 to Registration Statement No. 333-79311 is incorporated herein by reference.

     25.-99. Not Applicable

Item 17. Undertakings

A. The Registrant undertakes:

     (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933,

          (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration

          Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement,

          (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement,

     (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time may be deemed to be the initial bona fide offering thereof,

     (3) that all post-effective amendments will comply with the applicable forms, rules and regulations of the Commission in effect at the time such post-effective amendments are filed, and

     (4) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

B. The Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. Avail. Nov. 28, 1988). Further, the Registrant represents that it has complied with the provisions of paragraphs (1) - (4) of the no-action letter.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, RiverSource Life Insurance Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota on the 12th day of July, 2010.

                                        RiverSource Life Insurance Company
                                                   (Registrant)


                                        By /s/ John R. Woerner*
                                           -------------------------------------
                                           John R. Woerner
                                           Chairman of the Board and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 12th day of July, 2010.

              Signature                                   Title
              ---------                                   -----


/s/ Gumer C. Alvero*                    Director and Executive Vice
-------------------------------------   President - Annuities
Gumer C. Alvero


/s/ Richard N. Bush*                    Senior Vice President - Corporate Tax
-------------------------------------
Richard N. Bush


/s/ Brian J. McGrane*                   Director, Executive Vice President and
-------------------------------------   Chief Financial Officer
Brian J. McGrane


/s/ Kevin E. Palmer*                    Director, Vice President and Chief
-------------------------------------   Actuary
Kevin E. Palmer


/s/ Bridget M. Sperl*                   Director and Executive Vice President -
-------------------------------------   Client Services
Bridget M. Sperl


/s/ David K. Stewart*                   Vice President and Controller
-------------------------------------   (Principal Accounting Officer)
David K. Stewart



/s/ William F. "Ted" Truscott*          Director
-------------------------------------
William F. "Ted" Truscott


/s/ John R. Woerner*                    Chairman of the Board and President
-------------------------------------
John R. Woerner

* Signed pursuant to Power of Attorney dated Oct.22, 2008 filed electronically as Exhibit 13 to Post-Effective Amendment No. 53 to Registration Statement No. 333-79311 is incorporated by reference herewith, by:


/s/ Rodney J. Vessels
-------------------------------------
Rodney J. Vessels
Assistant General Counsel and
Assistant Secretary

                                  EXHIBIT INDEX

5. Opinion of Counsel regarding legality of Contracts is filed electronically herewith.

23. Consent of Independent Registered Public Accounting Firm.